                                POWER OF ATTORNEY

                               (RadiSys Form 10-K)

         The undersigned constitutes and appoints GLENFORD J. MYERS and STEPHEN F. LOUGHLIN, and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the RadiSys Corporation Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 27, 2000.

                                          JAMES F. DALTON
                                          -------------------------------------
                                          (Signature)

                                          JAMES F. DALTON
                                          -------------------------------------
                                          (Type or Print Name)

                                POWER OF ATTORNEY

                               (RadiSys Form 10-K)

         The undersigned constitutes and appoints GLENFORD J. MYERS and STEPHEN F. LOUGHLIN, and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the RadiSys Corporation Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 2000.

                                          RICHARD J. FAUBERT
                                          -------------------------------------
                                          (Signature)

                                          RICHARD J. FAUBERT
                                          -------------------------------------
                                          (Type or Print Name)

                                POWER OF ATTORNEY

                               (RadiSys Form 10-K)

         The undersigned constitutes and appoints GLENFORD J. MYERS and STEPHEN F. LOUGHLIN, and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the RadiSys Corporation Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 28, 2000.

                                          C. SCOTT GIBSON
                                          -------------------------------------
                                          (Signature)

                                          C. SCOTT GIBSON
                                          -------------------------------------
                                          (Type or Print Name)

                                POWER OF ATTORNEY

                               (RadiSys Form 10-K)

         The undersigned constitutes and appoints GLENFORD J. MYERS and STEPHEN F. LOUGHLIN, and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the RadiSys Corporation Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 26, 2000.

                                          DR. WILLIAM W. LATTIN
                                          -------------------------------------
                                          (Signature)

                                          DR. WILLIAM W. LATTIN
                                          -------------------------------------
                                          (Type or Print Name)

                                POWER OF ATTORNEY

                               (RadiSys Form 10-K)

         The undersigned constitutes and appoints GLENFORD J. MYERS and STEPHEN F. LOUGHLIN, and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the RadiSys Corporation Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 27, 2000.

                                          JEAN-CLAUDE PETERSCHMITT
                                          -------------------------------------
                                          (Signature)

                                          JEAN-CLAUDE PETERSCHMITT
                                          -------------------------------------
                                          (Type or Print Name)

                                POWER OF ATTORNEY

                               (RadiSys Form 10-K)

         The undersigned constitutes and appoints GLENFORD J. MYERS and STEPHEN F. LOUGHLIN, and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the RadiSys Corporation Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 24, 2000.

                                          JEAN-PIERRE D. PATKAY
                                          -------------------------------------
                                          (Signature)

                                          JEAN-PIERRE D. PATKAY
                                          -------------------------------------
                                          (Type or Print Name)